SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                             ----------------------


                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                                 March 20, 2002
                            -------------------------
                Date of Report (Date of earliest event reported):



                           Dollar General Corporation
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               (Exact Name of Registrant as Specified in Charter)


        Tennessee                       001-11421                 61-0502302
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(State or Other Jurisdiction     (Commission File Number)   (I.R.S. Employer
 of Incorporation)                                           Identification No.)


                     100 Mission Ridge
                 Goodlettsville, Tennessee                            37072
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         (Address of Principal Executive Offices)                   (Zip Code)


       Registrant's telephone number, including area code: (615) 855-4000


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          (Former name or former address, if changed since last report)


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ITEM 9. REGULATION FD DISCLOSURE

On March 18, 2002, Dollar General Corporation (the "Company") held a conference call (first announced on March 7, 2002) to discuss its unaudited financial results for its 2001 fiscal year. A copy of the scripted portion of the conference call is incorporated herein by reference and attached hereto as
Exhibit 99.1. The Company files this 8-K pursuant to the Securities and Exchange Commission's Regulation FD.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                                   Dollar General Corporation
                                                   (Registrant)

March 19, 2002                                     By: /s/ Larry K. Wilcher
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                                                       Larry K. Wilcher
                                                       General Counsel
                                                       and Corporate Secretary

Exhibit Index
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Exhibit No.          Item

99.1           March 18, 2002 Conference Call Script